UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2012

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

16 South Pennsylvania Avenue, Oklahoma City, Oklahoma 73107

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.	Other Events

As previously disclosed, Prime Financial L.L.C. (“Prime”), which is a subsidiary of LSB Industries, Inc. (the “Company”), South Padre Island Development, LLC (“PID”), Landmark Land Company, Inc. (“Landmark Land”), Gerald G. Barton (“Barton”), and Jack E. Golsen (the Company’s Chairman of the Board and Chief Executive Officer) entered into a Real Estate Purchase Contract, effective September 8, 2011, as amended by amendments thereto (the “Purchase Contract”), providing, among other things, for Prime’s purchase from PID of certain undeveloped land located in Laguna Vista, Texas (“Texas Real Estate”), for a purchase price of $2,500,000. The Purchase Contract was consummated on February 14, 2012. The Purchase Contract grants Prime a put option (“Put Option”) to sell the Texas Real Estate to Landmark Land or to Barton, who is the CEO and substantial stockholder of Landmark Land, which Put Option may be exercised after the fifth anniversary of the date that the deed is recorded relating to the purchase by Prime of the Texas Real Estate and on or before the sixth anniversary of the recordation of such deed, for a purchase price of $2,500,000, plus a premium equal to a simple 10% annual return on the purchase price beginning as of the closing of the Purchase Contract, subject to certain adjustments. In connection with the consummation of the Purchase Contract, Landmark Land granted to Prime a Common Stock Purchase Warrant to purchase up to 1,000,000 shares of Landmark Land’s Common Stock at an exercise price of $1.00 per share, subject to adjustment under certain conditions, until on or prior to funding and closing of the Put Option. Further, as part of the transaction relating to the Purchase Agreement, PID agreed to use reasonable efforts to market and develop the Texas Real Estate utilizing the Company’s geothermal heating, ventilation and air conditioning equipment.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Real Estate Purchase Contract by and among South Padre Island Development, LLC, Prime Financial L.L.C., Landmark Land Company, Gerald G. Barton and Jack E. Golsen, incorporated by reference from Exhibit 10.2 to the Company’s Form 10-Q for quarterly period ended September 30, 2011.

99.2	First Amendment to Real Estate Purchase Contract, incorporated by reference from Exhibit 10.3 to the Company’s Form 10-Q for quarterly period ended September 30, 2011.

99.3	Second Amendment to the Real Estate Purchase Contract, incorporated by reference from Exhibit 99.1 to the Company’s Form 8-K, dated December 22, 2011.

99.4	Common Stock Purchase Warrant granted by Landmark Land to Prime, dated February 7, 2012.

99.5	Geothermal Use Contract, between South Padre Island Development, LLC and Prime, dated February 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 16, 2012

LSB INDUSTRIES, INC.

By:	/s/ Tony M. Shelby
Tony M. Shelby,
Executive Vice President of Finance,
Chief Financial Officer